UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) January 28, 2005

                        Commission File Number 000-50218

                            EMPS RESEARCH CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            UTAH                                           87-0669131
--------------------------------                -------------------------------
(State or other jurisdiction of                 (I.R.S. Employer Identification
 incorporation or organization)                              Number)

                 875 Donner Way, Unit 705, Salt Lake City, Utah
                 -----------------------------------------------
                    (Address of principal executive offices)

                                      84108
                                  ------------
                                   (Zip Code)

                                 (801) 582-1881
                 -----------------------------------------------
                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01 Completion of Acquisition of Assets

         On January 28, 2005, EMPS Research Corporation (the "Company") completed the closing of the Plan and Agreement of Reorganization among EMPS Research Corporation, Condesa Pacific S.A. and the Shareholders of Condesa Pacific S.A. (the "Agreement"), a copy of which is attached hereto as Exhibit 10.1, and incorporated herein by this reference. With the completion of the closing, the Company acquired 100% of the outstanding capital stock of Condesa Pacific, S.A. ("Condesa") in exchange for the issuance of 35,000,000 common shares of the Company. As a result of the issuance, the seven shareholders of Condesa now hold approximately 90% of the outstanding common stock of the Company. The consideration exchanged in connection with this transaction was determined through negotiation by the parties.

         Condesa is a British Virgin Islands international business company whose primary asset is an exploration and production contract held by its wholly-owned subsidiary Kaznickel, LLP. The exploration and production contract, which was issued by the Ministry of Energy and Mineral Resources of the Republic of Kazakhstan, grants Kaznickel the exclusive right to explore for and produce nickel, cobalt and other minerals in the 616 hectare (1,522 acre) Gornostayevskoye field located in the Beskaragaiskiy region of eastern Kazakhstan. The Company intends to pursue the exploration and development of the Gornostayevskoye field.

Item 5.01 Changes in Control of Registrant

         As discussed in Item 2.01 above, as a result of the issuance of Company common stock to acquire Condesa, the seven shareholders of Condesa, received 90% of the outstanding common shares of the Company in exchange for their interests in Condesa. None of the Condesa shareholders were shareholders of the Company immediately prior to completion of the closing of the Agreement. None of the Company's executive officers or directors has changed as a result of this transaction and no change in the executive officers or directors of the Company is required under the terms of the Agreement.

         The following table sets forth as of February 1, 2005, the name and the number of shares of the Company's common stock, par value of $0.001 per share, held of record or beneficially by each person who held of record, or was known by the Company to own beneficially, more than 5% of the 38,300,000 issued and outstanding shares of the Company's common stock, and the name and shareholdings of each director and of all officers and directors as a group.

         The term "beneficial owner" refers to both the power of investment and the right to buy and sell shares of the Company. It also refers to rights of ownership or the right to receive distributions from the Company and proceeds from the sale of EMPS shares. Since these rights may be held or shared by more than one person, each person who has a beneficial ownership interest in shares is deemed to be the beneficial owners of the same shares because there is shared power of investment or shared rights of ownership.

Type of                                      Amount & Nature of         % of
Security Name and Address                   Beneficial Ownership        Class
-------- ----------------                   --------------------       -------

Common   Brisa Equities Corporation(1)            21,000,000            54.8%

Common   Canby Trading Services Inc.(2)            2,450,000             6.4%

Common   Terrance Chatwin(3)(4)                          120              *

Common   Marat Cherdabayev(4)                            -0-              *

Common   James Gunnell(4)                                250              *

Common   Hertel Group, S.A.(5                      3,150,000             8.2%

Common   Lambfield International Limited(6)        2,450,000             6.4%

Common   Neymer Finance Limited(7)                 2,450,000             6.4%

--------------------------------------------------------------------------------
All officers and directors as a
group (3 persons)                                        370              *
--------------------------------------------------------------------------------

                  TOTAL                           31,500,370            82.2%
--------------------------------------------------------------------------------

(1) Mr. Louis Naegle is the sole director of Brisa Equities and may, therefore, be deemed to have voting and investment power with respect to all shares of record held by Brisa.
(2) Ms. Allison Kilbourn is the sole director of Canby Trading and may, therefore, be deemed to have voting and investment power with respect to all shares of record held by Canby.
(3) Mr. Chatwin holds 30 shares of record, the other 90 shares are held of record by relatives who live in the same household.
(4) Mr. Chatwin and Mr. Gunnell are the executive officers of the Company. Mr. Cherdabayev, Mr. Chatwin and Mr. Gunnell are directors of the Company.
(5) Mr. Richard Holzapfel is the sole director of Hertel Group, and may, therefore, be deemed to have voting and investment power with respect to all shares of record held by Hertel.
(6) Mr. Thomas Jensen is the sole director of Lambfield International, and may, therefore, be deemed to have voting and investment control with respect to all shares of record held by Lambfield.
(7) Mr. Timur Kunayev is the sole director of Neymer Finance Limited and may, therefore, be deemed to have voting and investment control with respect to all shares of record held by Neymer.

Item 7.01 Regulation FD

         On February 2, 2005, the Company issued a press release announcing that it had completed closing of the Agreement to acquire Condesa. A copy of the press release is furnished as Exhibit 99.01 to this report and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits

         (a) - (b) Financial Statements and Pro Forma Financial Information. The requisite financial information will be filed under cover of Form 8-K/A as soon as practicable, and in any event not later than 75 days from the date the acquisition was completed.

         (c) Exhibits. The following exhibits are included as part of this report:

                  10.1 Plan and Agreement of Reorganization Among EMPS Research Corporation and Condesa Pacific S.A. and the Shareholders of Condesa Pacific S.A.

                  99.1 Press Release of EMPS Research Corporation dated February 2, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 EMPS Research Corporation



Date: February 2, 2005                           By: /s/ James Gunnell
                                                    ----------------------------
                                                    James Gunnell, Secretary